          OPPENHEIMER CAPITAL APPRECIATION FUND
         Supplement dated September 30, 2004 to the
             Prospectus dated October 23, 2003

This  supplement  amends the  Prospectus  dated  October 23,
2003,  and is in  addition to the  supplement  dated July 6,
2004.  The Prospectus  supplement  dated February 2, 2004 is replaced with this supplement.

1.    The table on page 7 entitled  "Annual  Fund  Operating
   Expenses" is revised as follows:
      The  "Management  Fees"  are  changed  to 0.57% for
      each of  Classes  A,  B,  C, N and  Class Y and the
      "Total  Annual  Operating  Expenses" are changed to
      1.16%  for  Class  A  shares,  2.09%  for  Class  B
      shares,  1.95%  for  Class C  shares,  1.45%  for N
      shares and 0.77% for Class Y shares.

2.    The  following   sentence  is  added  at  the  end  of
paragraph  of the  footnotes  on page 7  directly  below the table entitled "Annual Fund Operating Expenses".

      Effective   January  1,  2004  the  management  fee
      schedule  is revised as  described  in the  section
      "How the Fund is  Managed - The  Manager - Advisory
      Fees."  The  "Management  Fees" and  "Total  Annual
      Operating   Expenses"   in  the  table   have  been
      restated to reflect the current fees.

3.    The chart below the  section  entitled  "EXAMPLES"  on
page 8 is deleted and replaced with the following:

        If shares are       1 Year   3 Years  5 Years    10 Years
        redeemed:
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class A Shares      $686     $922     $1,177     $1,903
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class B Shares      $712     $955     $1,324     $1,9631
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class C Shares      $298     $612     $1,052     $2,275
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class N Shares      $248     $459     $792       $1,735
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class Y Shares      $79      $246     $428       $954

        If shares are not   1 Year   3 Years  5 Years    10 Years
        redeemed:
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class A Shares      $686     $922     $1,177     $1,903
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class B Shares      $212     $655     $1,124     $1,9631
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class C Shares      $198     $612     $1,052     $2,275
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class N Shares      $148     $459     $792       $1,735
        -----------------------------------------------------------
        -----------------------------------------------------------
        Class Y Shares      $79      $246     $428       $954

4.    The  following  two  paragraphs  are  added  after the
section titled "Portfolio Managers" on page 11:

      PENDING  LITIGATION.  Six law suits have been filed
      as putative  derivative  and class actions  against
      the  Fund's  investment  Manager,  Distributor  and
      Transfer  Agent,  some  of  the  Oppenheimer  funds
      including  the Fund and  Directors  or  Trustees of
      some of those  funds.  The  complaints  allege that
      the   Manager    charged    excessive    fees   for
      distribution  and  other  costs,   improperly  used
      assets  of  the  funds  in  the  form  of  directed
      brokerage   commissions   and  12b-1  fees  to  pay
      brokers to promote sales of Oppenheimer  funds, and
      failed to properly  disclose the use of fund assets
      to  make  those   payments  in   violation  of  the
      Investment Company Act and the Investment  Advisers
      Act of 1940. The complaints  further allege that by
      permitting  and/or  participating in those actions,
      the defendant  Directors  breached their  fiduciary
      duties to fund  shareholders  under the  Investment
      Company  Act and at  common  law.  Those  law suits
      were filed on August 31,  2004,  September 3, 2004,
      September 14, 2004,  September 14, 2004,  September
      21, 2004 and September 22, 2004,  respectively,  in
      the U. S. District Court for the Southern  District
      of  New  York.  The  complaints  seek   unspecified
      compensatory  and punitive  damages,  rescission of
      the  funds'  investment  advisory  agreements,   an
      accounting  of  all  fees  paid,  and an  award  of
      attorneys' fees and litigation expenses.

      The Manager and the Distributor  believe the claims
      asserted  in these law suits to be  without  merit,
      and  intend to defend  the  suits  vigorously.  The
      Manager and the  Distributor  do not  believe  that
      the  pending  actions are likely to have a material
      adverse  affect on the Fund or on their  ability to
      perform  their  respective  investment  advisory or
      distribution agreements with the Fund.

5.    The  paragraph  captioned  "Advisory  Fees"  under the
section  "How the Fund is Managed" on page 11 is deleted and replaced with the following:

      Advisory  Fees.  Effective  January 1, 2004,  under
         the  investment  advisory  agreement,  the  Fund
         pays the  Manager an  advisory  fee at an annual
         rate that  declines as the Fund's  assets  grow:
         0.75%  of the  first  $200  million  of  average
         annual  net  assets  of the  Fund,  0.72% of the
         next  $200  million,  0.69%  of  the  next  $200
         million,  0.66% of the next $200 million,  0.60%
         of the  next  $700  million,  0.58%  of the next
         $1.0  billion,  0.56% of the next $2.0  billion,
         0.54% of the  next  $2.0  billion,  0.52% of the
         next $2.0 billion,  and 0.50% of average  annual
         net  assets  over  $8.5   billion.   The  Fund's
         management  fee for its last  fiscal  year ended
         August 31, 2003 was 0.58% of average  annual net
         assets  for  each   class  of  shares.   If  the
         revised  advisory  fee rate  had been in  effect
         during the last fiscal year,  the management fee
         would have been 0.57%.

6.    The  third  paragraph  under  the  section   captioned
"WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  - Investing  for
the Shorter  Term" on page 15 is deleted and  replaced  with the following:

      And for  non-retirement  plan  investors who invest
      $1  million or more,  in most cases  Class A shares
      will be the most  advantageous  choice,  no  matter
      how long you intend to hold your  shares.  For that
      reason,  the  Distributor  normally will not accept
      purchase  orders  of  $250,000  or more of  Class B
      shares  or $1  million  or more of  Class C  shares
      from a single investor.

   September 30, 2004                          PS0320.021